Exhibit 99.1
FOR IMMEDIATE RELEASE
Advanced Disposal Announces Highest Reported Quarterly Adjusted EBITDA Post Acquisition
(in millions)
PONTE VEDRA, Fla. (November 12, 2014) – ADS Waste Holdings, Inc., (d/b/a Advanced Disposal) announced today revenue of $368.1 for the three months ended September 30, 2014 versus $344.7 for the comparable period in 2013, an increase of $23.4, and adjusted EBITDA of $105.5 for the three months ended September 30, 2014, an increase of $6.2 over the same quarter prior year. Net loss from continuing operations for the three months ended September 30, 2014 was $7.3 versus $20.6 for the comparable 2013 period.
“Strong performance across our segments and a disciplined approach to cost drove our highest reported adjusted EBITDA since the acquisition of Veolia ES Solid Waste, Inc. We increased our revenue from continuing operations by $23.4 or 6.8% over the comparable quarter in 2013. Adjusted EBITDA increased by $6.2 over the prior year quarter driven primarily from special waste, rolloff volumes and new municipal contracts and we improved our adjusted free cash flow by 11.6% for the first nine months compared with the same period last year. We are very pleased with these results and our team is committed to driving efficiencies in our business and creating value for our stakeholders.” said Richard Burke, CEO.
The calculation of free cash flow, details of charges and other expenses that are excluded from EBITDA in arriving at adjusted EBITDA and details of charges and other expenses that are excluded from operating income in arriving at adjusted operating income are contained in the “Reconciliation of Certain Non-GAAP Measures” section of this press release.

This press release contains a discussion of non-GAAP measures, as defined in Regulation G of the Securities Exchange Act of 1934, as amended. The Company reports its financial results in compliance with GAAP, but believes that also discussing non-GAAP measures (such as adjusted loss, adjusted loss from continuing operations, adjusted operating income, EBITDA, adjusted proforma EBITDA from continuing operations, free cash flow and adjusted free cash flow) provides investors with (i) additional, meaningful comparisons of current results to prior periods’ results by excluding items that the Company does not believe reflect its fundamental business performance and are not representative or indicative of its results of operations and (ii) financial measures that the Company uses in the management of its business. Accordingly, net (loss) and operating income have been presented in certain instances excluding special items noted in this press release.

SUPPLEMENTAL UNAUDITED FINANCIAL INFORMATION AND OPERATING
DATA
ADS Waste Holdings, Inc.
Condensed Consolidated Statements of Operations (Unaudited)
(in millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Service revenues	$368.1	$344.7	$1,049.2	$985.5
Operating costs and expenses
Operating	231.7	215.4	673.0	620.5
Selling, general and administrative	35.6	44.5	115.6	128.8
Depreciation and amortization	73.8	73.0	206.7	209.8
Acquisition and development costs	—	0.8	0.1	1.0
Loss on disposal of assets	0.3	1.0	1.1	0.8
Restructuring charges	1.6	2.2	3.6	4.1
Total operating costs and expenses	343.0	336.9	1,000.1	965.0
Operating income	25.1	7.8	49.1	20.5
Other income (expense)
Interest expense	(35.4)	(38.4)	(105.7)	(121.7)
Other, net	1.7	0.8	2.9	2.1
Total other expense	(33.7)	(37.6)	(102.8)	(119.6)
Loss from continuing operations before income taxes	(8.6)	(29.8)	(53.7)	(99.1)
Income tax benefit	(1.3)	(9.2)	(12.0)	(34.4)
Loss from continuing operations	(7.3)	(20.6)	(41.7)	(64.7)
Discontinued operations
Loss from discontinued operations	—	(14.7)	(0.7)	(21.5)
Income tax benefit	(0.8)	(2.9)	(1.0)	(4.3)
Discontinued operations, net	0.8	(11.8)	0.3	(17.2)
Net loss	$(6.5)	$(32.4)	$(41.4)	$(81.9)

ADS Waste Holdings, Inc.
Condensed Consolidated Balance Sheets (Unaudited)
(in millions, except share data)

	September 30, 2014	December 31, 2013
Assets
Current assets
Cash and cash equivalents	$30.2	$12.0
Accounts receivable, net of allowance for doubtful accounts of $5.0 and $8.4, respectively	195.3	193.1
Prepaid expenses and other current assets	27.9	35.2
Deferred income taxes	6.8	7.2
Assets of business held for sale	—	3.1
Total current assets	260.2	250.6
Restricted cash	2.3	2.4
Other assets, net	108.1	121.2
Property and equipment, net	1,650.1	1,667.4
Goodwill	1,167.7	1,166.4
Other intangible assets, net	392.1	418.8
Total assets	$3,580.5	$3,626.8
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$74.0	$83.5
Accrued expenses	128.7	117.8
Deferred revenue	58.6	60.3
Current maturities of landfill retirement obligations	34.8	28.7
Current maturities of long-term debt	22.1	29.1
Liabilities of business held for sale	—	1.7
Total current liabilities	318.2	321.1
Other long-term liabilities, less current maturities	57.4	48.2
Long-term debt, less current maturities	2,300.6	2,302.8
Accrued landfill retirement obligations, less current maturities	166.0	155.6
Deferred income taxes	230.9	247.6
Total liabilities	3,073.1	3,075.3
Commitments and contingencies
Equity
Common stock: $.01 par value, 1,000 shares authorized, issued and outstanding	—	—
Additional paid-in capital	1,109.5	1,109.5
Accumulated other comprehensive income	(0.2)	2.5
Accumulated deficit	(601.9)	(560.5)
Total stockholders’ equity	507.4	551.5
Total liabilities and stockholders’ equity	$3,580.5	$3,626.8

ADS Waste Holdings, Inc.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	Nine Months Ended September 30,
	2014	2013
Cash flows from operating activities
Net loss	$(41.4)	$(81.9)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	207.0	213.5
Amortization of terminated derivative contracts	—	4.5
Amortization of interest rate cap premium	1.9	—
Amortization of debt issuance costs	10.3	8.8
Accretion of original issue discount	3.7	3.7
Accretion on landfill retirement obligations	9.3	12.4
Accretion on capital leases and long-term debt	1.0	—
Accretion on loss contracts and other long-term liabilities	0.7	0.4
Provision for doubtful accounts	2.9	3.9
Loss on disposition of assets	0.5	0.8
Impairment of businesses sold/held for sale	—	18.5
Gain on disposition of businesses	(0.6)	—
Stock option vesting	1.8	3.0
Deferred tax provision	(14.8)	(41.2)
Earnings in equity investee	0.1	(0.4)
Changes in operating assets and liabilities, net of businesses acquired
Increase in accounts receivable	(4.2)	(7.0)
Decrease in prepaid expenses and other current assets	7.4	3.7
Decrease in other assets	1.8	4.4
(Decrease) increase in accounts payable	(0.2)	15.1
Increase in accrued expenses	9.4	5.9
(Decrease) increase in unearned revenue	(3.1)	0.1
Increase in other long-term liabilities	8.0	1.8
Capping, closure and post-closure expenditures	(6.7)	(4.6)
Net cash provided by operating activities	194.8	165.4
Cash flows from investing activities
Purchases of property and equipment and construction and development	(144.0)	(112.2)
Proceeds from sale of property and equipment	1.9	0.4
Repayments of notes receivable	—	0.1
Acquisition of businesses, net of cash acquired	(8.7)	(45.9)
Proceeds from sale of businesses	2.1	32.7
Net cash used in investing activities	(148.7)	(124.9)
Cash flows from financing activities
Proceeds from borrowings on long-term debt	75.0	141.0
Repayment on long-term debt	(100.0)	(157.3)
Deferred financing charges	(1.2)	(22.5)
Bank overdraft	—	(3.3)
Other financing activities	0.1	—
Capital contribution from parent	0.1	—
Return of capital to parent	(1.9)	—
Net cash used in financing activities	(27.9)	(42.1)
Net increase (decrease) in cash and cash equivalents	18.2	(1.6)
Cash and cash equivalents, beginning of period	12.0	18.8
Cash and cash equivalents, end of period	$30.2	$17.2

You should read the following information in conjunction with our audited consolidated financial statements and notes thereto as of and for the year ended December 31, 2013 appearing on our Form 10-K and our unaudited condensed consolidated financial statements and notes thereto as of and for the three and nine months ended September 30, 2014 appearing on our Form 10-Q, as filed with the Securities and Exchange Commission.

REVENUE

The following table reflects our revenue by line of business for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014		2013		2014		2013

Collection	$245.0	66.6%	$228.4	66.3%	$710.3	67.7%	$668.1	67.8%
Disposal	136.1	37.0%	126.0	36.6%	368.7	35.1%	340.9	34.6%
Sale of recyclables	8.5	2.3%	8.9	2.6%	26.0	2.5%	26.9	2.7%
Fuel fees and environmental fees	24.1	6.5%	22.2	6.4%	69.2	6.6%	60.5	6.1%
Other revenue	25.0	6.8%	24.4	7.1%	71.4	6.8%	71.4	7.2%
Intercompany eliminations	(70.6)	(19.2)%	(65.2)	(18.9)%	(196.4)	(18.7)%	(182.3)	(18.5)%
Total service revenues	$368.1	100.0%	$344.7	100.0%	$1,049.2	100.0%	$985.5	100.0%

The table set forth below reflects changes in revenue, as compared to the previous year:

	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2014
Average yield	0.8%	0.9%
Recycling	(0.5)%	(0.3)%
Fuel fees	0.4%	0.5%
Total price	0.7%	1.1%
Volume	6.3%	5.7%
Other	(0.2)%	(0.3)%
Total revenue growth	6.8%	6.5%

OPERATING EXPENSES

The following table summarizes our operating expenses (in millions and as a percentage of our revenue).

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014		2013		2014		2013

Operating	$228.4	62.0%	$211.4	61.3%	$663.0	63.2%	$608.5	61.7%
Accretion of landfill retirement obligations and other long-term liabilities	3.3	0.9%	4.0	1.2%	10.0	1.0%	12.0	1.2%
Operating expenses	$231.7	62.9%	$215.4	62.5%	$673.0	64.1%	$620.5	63.0%

The following table summarizes the major components of our operating expenses, excluding accretion expense on landfill retirement obligations and other long-term liabilities for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014		2013		2014		2013

Labor and related benefits	$71.3	19.4%	$66.9	19.4%	$209.7	20.0%	$194.2	19.7%
Transfer and disposal costs	55.7	15.1%	48.5	14.1%	156.4	14.9%	140.3	14.2%
Maintenance and repairs	30.2	8.2%	27.4	7.9%	85.7	8.2%	76.5	7.8%
Fuel	25.9	7.0%	25.4	7.4%	79.3	7.6%	74.7	7.6%
Franchise fees and taxes	17.8	4.8%	15.7	4.6%	47.9	4.6%	42.7	4.3%
Risk management	6.9	1.9%	6.4	1.9%	21.0	2.0%	18.3	1.9%
Other	20.6	5.6%	21.1	6.1%	63.0	6.0%	61.8	6.3%
Operating expenses, excluding accretion expense	$228.4	62.0%	$211.4	61.3%	$663.0	63.2%	$608.5	61.7%

SELLING, GENERAL AND ADMINISTRATIVE

The following table summarizes our selling, general and administrative expenses for the periods presented (in millions and as a percentage of revenue):

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014		2013		2014		2013

Salaries	$21.9	5.9%	$21.5	6.2%	$69.1	6.6%	$67.7	6.9%
Legal and professional	2.1	0.6%	1.9	0.6%	7.7	0.7%	7.1	0.7%
Rebranding and integration costs	0.4	0.1%	8.9	2.6%	3.9	0.4%	21.2	2.2%
Other	11.2	3.0%	12.2	3.5%	34.9	3.3%	32.8	3.3%
Total selling, general and administrative expenses	$35.6	9.7%	$44.5	12.9%	$115.6	11.0%	$128.8	13.1%

RECONCILIATION OF CERTAIN NON-GAAP MEASURES

We believe that presenting adjusted loss from continuing operations, adjusted operating income, adjusted proforma EBITDA from continuing operations, free cash flow and adjusted free cash flow, which are not measures determined in accordance with GAAP, provides an understanding of operational activities before the financial impact of certain items. We use these measurements, and believe investors will find them helpful, in understanding operational activities before the financial impact of certain items. Our definition of adjusted loss from continuing operations, adjusted operating income, adjusted proforma EBITDA from continuing operations and adjusted free cash flow may not be comparable to similarly titled measures presented by other companies.

The following table reconciles loss from continuing operations and operating income to adjusted loss from continuing operations and adjusted operating income (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Loss from continuing operations, as reported	$(7.3)	$(20.6)	$(41.7)	$(64.7)
Restructuring charges	1.6	2.2	3.6	4.1
Rebranding & integration costs associated with the acquisition of Veolia	0.4	8.9	3.9	21.2
Debt refinancing costs that did not qualify for capitalization	—	—	—	0.2
Adjusted loss from continuing operations	$(5.3)	$(9.5)	$(34.2)	$(39.2)

Operating income, as reported	$25.1	$7.8	$49.1	$20.5
Restructuring charges	1.6	2.2	3.6	4.1
Rebranding & integration costs associated with the acquisition of Veolia	0.4	8.9	3.9	21.2
Debt refinancing costs that did not qualify for capitalization	—	—	—	0.2
Adjusted operating income	$27.1	$18.9	$56.6	$46.0

The following table calculates adjusted earnings before interest, taxes, depreciation, amortization and accretion adjusted for the costs associated with the integration of the three companies, certain other costs and other acquisitions (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net loss	$(6.5)	$(32.4)	$(41.4)	$(81.9)
Less income (loss) from discontinued operations, net	0.8	(11.8)	0.3	(17.2)
Loss from continuing operations	(7.3)	(20.6)	(41.7)	(64.7)
Additions/deductions
Income tax benefit	(1.3)	(9.2)	(12.0)	(34.4)
Interest expense	35.4	38.4	105.7	121.7
Depreciation and amortization	73.8	73.0	206.7	209.8
Accretion on landfill retirement obligations	3.1	3.9	9.3	11.6
Accretion on loss contracts	0.2	0.1	0.7	0.4
EBITDA from continuing operations	103.9	85.6	268.7	244.4
EBITDA adjustments:
Acquisition and development costs	—	0.8	0.1	1.0
Stock option vesting	0.4	0.6	1.8	3.0
Earnings in equity investee	(0.2)	0.2	0.1	(0.4)
Restructuring charges	1.6	2.2	3.6	4.1
Loss on disposal of assets	0.3	1.0	1.1	0.8
Other non-cash income	(0.9)	—	(0.9)	—
Acquisition and integration costs	0.4	8.9	3.9	21.2
Adjusted EBITDA from continuing operations (a)	$105.5	$99.3	$278.4	$274.1
Proforma impact of acquisitions/new contracts	0.1	2.7	3.0	11.6
Adjusted proforma EBITDA from continuing operations	$105.6	$102.0	$281.4	$285.7
Revenue from continuing operations	$368.1	$344.7	$1,049.2	$985.5
Adjusted EBITDA from continuing operations (a)	105.5	99.3	278.4	274.1
Adjusted EBITDA margin from continuing operations	28.7%	28.8%	26.5%	27.8%

(a) Excludes the proforma impact of acquisitions and new contracts.

ADJUSTED FREE CASH FLOW

The following table calculates adjusted free cash flow, which is not a measure determined in accordance with GAAP (in millions):

	Nine Months Ended September 30,
	2014	2013
Net cash provided by operating activities	$194.8	$165.4
Purchases of property & equipment (a)	(113.6)	(112.2)
Proceeds from sale of property & equipment	1.9	0.4
Free cash flow	83.1	53.6
Restructuring payments	14.8	6.5
Bonuses paid in connection with the acquisition of Veolia	—	9.9
Costs associated with the acquisition of Veolia	3.9	21.2
Adjusted free cash flow	$101.8	91.2
Revenue from continuing operations	$1,049.2	$985.5
Revenue from discontinued operations	0.4	98.7
Total revenue	$1,049.6	$1,084.2
Adjusted free cash flow as a percentage of revenue	9.7%	8.4%
Adjusted free cash flow as a percentage of adjusted EBITDA	36.6%	33.3%
Capital expenditures as a percentage of total revenue (a)	10.8%	10.3%

(a) Excludes the impact of land purchase for future airspace of $8.8 at one landfill and capital related to the start of a major municipal contract of $21.6.

DISLCOSURE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the U.S. federal securities laws. All statements other than statements of historical facts, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects and objectives of management for future operations (including development plans and objectives relating to our activities), are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend” and “future” and similar words. Statements that address activities, events or developments that we intend, expect or believe may occur in the future are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities & Exchange Act of 1934, as amended, and are subject to the “safe harbor” created by those sections. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause actual results to differ materially from the forward-looking statements contained in this report. These risks and uncertainties, as well as others, are discussed in greater detail in our filings with the Securities and Exchange Commission, including our most recent Form 10-K and subsequent Form 10-Q. Examples of these risks, uncertainties and other factors include, but are not limited to: risks relating to our ability to compete; risks relating to our substantial indebtedness, our ability to service such debt and our ability to comply with debt covenants; risks relating to our ability to meet liquidity needs; risks relating to our ability to implement our growth strategy as and when planned; risks associated with acquisitions; risks relating to our ability to realize operating efficiencies in the integration of business combinations; risks relating to the seasonality of our business and fluctuations in quarterly operating results; risks relating to the timing, renewal and exclusivity of contracts; risks relating to possible impairment of goodwill and other intangible assets; risks relating to our dependence on senior, regional and local management; risks associated with technology; risks relating to litigation, regulatory investigations and tax examinations; risks relating to weather conditions or natural disasters; the risk that we will not be able to improve margins; risks relating to the availability of qualified employees, particularly in new or more cost-effective locations; risks relating to the supply and price of fuel; risks relating to the pricing of commodities; risks relating to the shifting view of traditional waste streams as renewable resources in our industry; risks relating to the possible loss of key customers or loss of significant volumes from key customers; risks relating to government regulations; risks relating to the instability in the financial markets; risks relating to adverse capital and credit market conditions; and risks relating to the domestic and international economies.

The above examples are not exhaustive and new risks may emerge from time to time. Except as required by law, we undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we will operate in the future. These forward-looking statements speak only as of the date of this report. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based.

About Advanced Disposal
Advanced Disposal brings fresh ideas and solutions to the business of a clean environment. We provide integrated, non-hazardous solid waste collection, recycling and disposal services to residential, commercial, industrial and construction customers across 17 states and the Bahamas. Our team is dedicated to finding effective, sustainable solutions to preserve the environment for future generations. We welcome you to learn more at AdvancedDisposal.com or follow us on Facebook.

Contact:
Jennifer Lada
Advanced Disposal
(904) 900-7602, Jennifer.Lada@AdvancedDisposal.com